Schedule of accounts receivable (Details) - USD ($)		Dec. 31, 2022	Dec. 31, 2021
Credit Loss [Abstract]
Accounts receivable	[1]	$ 2,048,941	$ 1,883,115
Allowance for doubtful accounts		(197,438)	(80,799)
Total accounts receivable, net		$ 1,851,503	$ 1,802,316

[1]	As of December 31, 2022 and 2021, accounts receivable of up to approximately $0.6 million (SGD 0.8 million) were pledged to the short term loan from United Overseas Bank Limited (See Note 13).